[EXHIBIT 10.4]

                    PROFESSIONAL SERVICES AGREEMENT

                   NATIONAL SALES SOLUTIONS, LLC (NSS)
               A MARKETING AND SALES MANAGEMENT CORPORATION
                                  and
                          MED GEN, INC. (MGI)

	This Agreement is made this 21st day of January, 2005 by and between National Sales Solutions, LLC. (hereinafter referred to as NSS), a Missouri corporation, with offices at 1421 Ridgetree Trails Dr., Wildwood, Missouri 63021-5944, and Med Gen, Inc. (hereinafter referred to as MGI), a Florida corporation, with offices at 7284 West Palmetto Park Road, Suite 207, Boca Raton, FL 33433.

   1)  Appointment.    Subject to all terms and conditions of this
       ------------
       agreement, NSS is granted as an independent contractor, the right to solicit orders for the purchase of "products", as hereinafter defined, in the "market", as hereinafter defined.

   2)  Definitions.
       ------------

       a)      Products. The term "Products" means those products that
               ---------
               are manufactured and/or distributed by MGI for sale to retailers in the United States hereto, as such may be amended from time to time by MGI. MGI shall notify NSS in writing ninety (90) days before any such amendment to the product line.

       b)      Market.  The term "Market" means all retail and
               -------
               wholesale customers in the United States.

   3)  Orders.
       -------
       a)      Prices and Terms.     NSS shall solicit orders in the
               -----------------
               Market for the purchase of the Products at the prices, discounts and specifications set forth by MGI, and on the standard terms and conditions of sale specified by MGI. MGI shall notify NSS in writing of the addition, modification, substitution, deletion or discontinuation of any Sale Term at least Sixty (60) days prior to the date on which such change is to be effective.

       b)      Purchase Orders.    All purchase orders from customers
               ----------------
               in the Market for products will be processed by MGI for shipment, subject to credit approval and other customary approvals. MGI is responsible, with the assistance of NSS, for assuring that all purchase orders meet MGI terms of sale before MGI ships and invoices the product. A copy of each invoice and/or a statement reflecting the key information on the invoices will be sent to NSS by MGI along with monthly commission checks.

   4)  Duties of NSS.
       --------------

       a)      Best Efforts.   NSS shall use its best efforts, under
               -------------
               the terms and conditions of sale, to solicit orders for the purchase of the Products in the Market. NSS shall inform MGI immediately of any information regarding the credit worthiness of a customer when NSS becomes aware of a change in condition.

       b)      Conduct of Business.    NSS shall conduct its business
               --------------------
               in a manner that reflects favorably on the good name, goodwill and reputation of MGI.


                             -1-
Med Gen Agreement.doc
Revised 1/19/05


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       c)      Commissions Payable to NSS.     MGI will pay NNS 5% of
               ---------------------------
               invoiced shipments, or a monthly retainer, whichever is greater. See below for retainer schedule.

________________________________________________________________
                    2005           2006            2007
________________________________________________________________
January		$   5,000	$ 12,000	$ 12,000
________________________________________________________________
February        $   5,000       $ 12,000        $ 12,000
________________________________________________________________
March		$   5,000	$ 12,000	$ 12,000
________________________________________________________________
April		$   5,000	$ 12,000	$ 12,000
________________________________________________________________
May		$   9,000 	$ 12,000	$ 12,000
________________________________________________________________
June		$   9,000	$ 12,000	$ 12,000
________________________________________________________________
July		$   9,000	$ 12,000	$ 12,000
________________________________________________________________
August          $  11,000       $ 12,000        $ 12,000
________________________________________________________________
September       $  11,000       $ 12,000        $ 12,000
________________________________________________________________
October         $  12,000       $ 12,000        $ 12,000
________________________________________________________________
November        $  12,000       $ 12,000        $ 12,000
________________________________________________________________
December        $  12,000       $ 12,000        $ 12,000
________________________________________________________________

________________________________________________________________
Total		$105,000	$144,000	$144,000
________________________________________________________________


       d)      Regional Brokers.       As an integral part of this
               -----------------
               Agreement, on advice of MGI, NSS will suggest regional brokers to represent and be approved by MGI as necessary. All regional broker commissions (typically 5 to 7% of wholesale) are the responsibility of MGI. NSS will only administer payment of such commissions if and when requested by MGI.

       e)      Consultative Services.    NSS will provide consulting
               ----------------------
               services. This may include, but is not limited to, meetings with MGI management to discuss, review or create marketing plans, displays, selling materials, point-of-sale materials, packaging, market development funds, allowance structures, dating terms, etc. Fees for these services are covered by the sales commission or the Consulting Fee as appears in 4c.

       f)      Expenses.       All expenses incurred by NSS will be the
               ---------
               responsibility of NSS with the exception of the following:

               * Attendance by NSS personnel at "retail" conventions, if requested by MGI unless NSS is to attend and represent others at a regularly attended Trade Show. Then MGI's share will be prorated. Prior approval by MGI is necessary.
               * Printing, binding and shipping broker manuals, sales presentations, and other approved training materials to the brokers and clinical sales representatives if approved by MGI.
               * Attendance at professional meetings and conventions, if requested by MGI.
               * Trips to meet with MGI personnel, if agreed to by MGI management.


                                  -2-
Med Gen Agreement.doc
Revised 1/19/05


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       g)      Trade Secrets.  During the term of this agreement and
               --------------
               in the course of the discharge of the duties and obligations of NSS set forth herein, NSS shall have access to and become acquainted with information concerning the operations of MGI, including without limitation, financial, pricing, costs, personnel, sales, planning, technical and other information that is owned, developed or used by MGI and regularly used in the operation of MGI's business this information and other acquired information constitutes MGI's trade secrets.

       h)      Restrictions on Use of Trade Secrets and Records.
               -------------------------------------------------
               (1) All account files, business files, records, documents, drawings, specifications, equipment, and similar items relating to the business of MGI, whether they are prepared by NSS or come into NSS' possession in any other way and whether or not they contain or constitute trade secrets owned by MGI, are and shall remain the exclusive property of MGI. NSS promises and agrees that neither it or any of its representatives shall misconstrue, misappropriate, or disclose any of the trade secrets described herein, directly or indirectly, or use them in any way, either during the term of this or at any time thereafter, except as required in the course the performance of its duties in connection with said agreement.

       i)      Unfair Competition After Termination of Agreement.
               --------------------------------------------------
               NSS acknowledges and agrees that the sale, unauthorized use or direct or indirect disclosure of any of MGI's trade secrets, as described herein, obtained by NSS during the term of this agreement and any time thereafter, including information concerning MGI's current procedures, products and services, the facts and any future or proposed procedures, products or services, the facts that those procedures, products or services are planned, under consideration, or in production, as well as any descriptions of the features of those procedures, products or services constitute unfair competition. NSS promises and agrees not to engage in any unfair competition with MGI either during the term of this agreement or at any time thereafter.

   5)  Manner of Payment of Commissions/Fees.  MGI shall pay
       --------------------------------------
       Commissions to NSS on a monthly basis, within thirty (30) days after the end of the month in which MGI has received payment for the invoiced sale of the Products. All commissions will be calculated and paid to NSS based on invoiced cost (wholesale selling price). There will be no reductions of commissions for co-op, slotting, or other marketing expenses, which may be deducted off invoice by the retainer unless these deductions are made without the written prior approval of MGI.


   6)  Relationship of the Parties.    NSS is an independent
       ----------------------------
       contractor and is alone responsible for its acts and the acts of its employees and agents. Nothing in this Agreement shall create a relationship between the parties of employer and employee or a partnership or joint venture or any other legal association, which would impose liability on one party for the act or failure to act of the other party or its agents or employees. Neither party hereto shall have the right, power, or authority to make representations or warranties, to assume, create or enlarge any obligation or responsibility, express or implies, or to contact debts or other obligations, in the name of or on behalf of the other party hereto. All "Good Will" resulting from the sale of MGI products into the market will remain the property of MGI.


   7)  Terms of Agreement and Termination.     Within the first
       -----------------------------------
       six months of this agreement, either party may terminate this agreement for any reason with a 30-day notice in writing to the other party. Thereafter, MGI may terminate this agreement only by providing notice to NSS of such desire to terminate agreement by giving notice that MGI intends to terminate this agreement in 180 days. During this 180 day term period MGI
                                          -----------------------
       will pay NSS commissions on all shipments to accounts in
       --------------------------------------------------------
       Market or the retainer listed in Paragraph 4c and NSS will
       ----------------------------------------------------------
       continue to service all accounts, attend scheduled meetings
       -----------------------------------------------------------
       and act in "good faith" under the performance of this
       -----------------------------------------------------
       Agreement until the expiration of the 180 day period of the
       -----------------------------------------------------------
       effective date of termination. NSS shall abide by the same
       ----------------------------------------------------------

                                  -3-
Med Gen Agreement, Inc.
Revised 1/19/05



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       rights and rules of termination and notification as MGI.
       --------------------------------------------------------
       This agreement is automatically renewed each year on January 1st unless the six months termination notification is implemented. Notwithstanding any of the above, should there be a default by NSS of any of the terms of this Agreement, MGI shall immediately notice NSS in writing of this default and allow thirty (30) business days for NSS to effect a cure for the default to the satisfaction of MGI. Should there be no cure for the default, MGI shall have the right to immediately cancel this Agreement canceling the terms of termination in Paragraph 7 without further notification.

   8)  Indemnification.
       ----------------
       a)      Indemnification by NSS. NSS represents and warrants
               -----------------------
               that it has the right to enter into this Agreement and perform its obligations hereunder. NSS shall indemnify and hold harmless MGI, its successors and assigns ant their respective shareholders, officers, directors, employees or agents from any loss, damage, injury, or other casualty suffered MGI or its employees or agents to the extent caused by a breach by NSS or its employees or agents of its warranties or obligations under this Agreement. This indemnity is in addition to, an not in lieu of, any other rights or remedies MGI may have under this Agreement or at law in equity.

       b) Further, NSS understands that MGI is subject to certain "SEC" Rules and Regulations since it is a publicly traded company. As such, it will contact and receive approval from MGI before disseminating any news that it might become aware of in the general course of business. Such new might consist of the opening of new accounts, volume of business or new product introductions, but is not limited to these events. By virtue of this contact NSS, its management and employees are hereby notified that they are restricted from any short term trading in MGI securities due to information gathered that has not been disseminated to the public at large through PR or News Releases ("Insider Trading Regulations").

       c)      Indemnification by MGI. MGI represents and warrants
               -----------------------
               that it has the right to enter into this Agreement and perform its obligations hereunder. MGI shall indemnify and hold harmless NSS, its successors and assigns and their respective shareholders, officers, directors, employees and agents, from any loss, damage, injury or other casualty suffered by NSS or its employees or agents to the extent caused by a breach by MGI or its employees or agents of its warranties or obligations under this Agreement or as a result of a claim of product liability or other equitable or legal claim arising from the Products. This indemnity is in addition to, and not in lieu of, any other rights or remedies NSS may have under this Agreement or at law in equity.

   9)  Entire Agreement.    This Agreement and the Exhibits and the
       -----------------
       attachments hereto constitute the entire agreement between NSS and MGI with respect to their relationship and supersede any and all prior agreements and understandings, whether oral or written, between them. Except to the extent specifically provided herein, this Agreement may be modified only in a writing signed by both parties.


   10) Notices.      All notices required or permitted under this
       --------
       Agreement shall be in writing an shall be effective when personally delivered or when mailed, by first-class mail with postage paid, to Ronald P. Otto, National Sales Solutions, 1421 Ridgetree Trails Dr., Wildwood, MO 63021-5944 an to Paul Kravitz, Med Gen, Inc., 7284 West Palmetto Park Road, Suite 207, Boca Raton, FL 33433. NSS or MGI may change its address or person designated to receive the notice for the purpose of notice by giving written notice of such change.


   11) Governing Law.  This Agreement shall be governed by and
       --------------
       construed in accordance with the laws of the State of Florida, County of Palm Beach. Any controversy or claim arising out of or relating to


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Med Gen Agreement.doc
Revised 1/19/05



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       this Agreement shall be settled in arbitration in accordance with the Rules of the American Arbitration Association located in Palm Beach County, FL. Any judgment upon the award rendered in such arbitration may be entered in any court of competent jurisdiction.

   12) Binding Effect and Assignment.      This Agreement
       ------------------------------
       shall be binding upon and inure to the benefit of and be enforceable by the parties to this Agreement and their successors and assigns. The parties are to perform their obligations, hereunder, beginning January 1, 2005.

   13) Severability.   In the event that any court of competent
       -------------
       jurisdiction declares any clause or term of this Agreement to be invalid, void, voidable, illegal, unenforceable, or against public policy, the remaining terms herein shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.


NATIONAL SALES SOLUTIONS, LLC          MED GEN, INC.



/S/Ronald P. Otto                      /S/Paul Kravitz
----------------------------           -----------------------------
Signature                              Signature

1/23/05                                1/20/05
----------------------------           -----------------------------


Ronald P. Otto                         Paul Kravitz
President                              Chairman & CEO
1421 Ridgetree Trails Dr.              7284 West Palmetto Park Road, Suite 207
Wildwood, MO 63021-5944                Boca Raton, FL 33433
Federal Tax ID: 20-0988225             Federal Tax ID#: 65-0703559




                                  -5-
Med Gen Agreement.doc
Revised 1/19/05


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